Supplement dated July 30, 2024 to the Natixis Vaughan Nelson Mid Cap ETF Prospectus and Statement of Additional Information, each dated May 1, 2024, as may be revised and supplemented from time to time.

NATIXIS VAUGHAN NELSON MID CAP ETF

On July 30, 2024, the Natixis Vaughan Nelson Mid Cap ETF (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase.